UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 21, 2007

Serena Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25285	94-2669809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2755 Campus Drive, 3rd Floor San Mateo, California	94403-2538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 522-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2007, Serena Software, Inc. (“Serena”) announced the appointment of Jeremy Burton as its President and Chief Executive Officer. Mr. Burton is expected to commence his employment with Serena on March 5, 2007. Mr. Burton will also be appointed as a member of Serena’s Board of Directors.

Mr. Burton, 39 years old, served as the Group President, Enterprise Security and Data Management of Symantec Corporation from May 2006, and is expected to continue his employment with Symantec until March 2, 2007. Prior to that, Mr. Burton was Senior Vice President, Enterprise Security and Data Management of Symantec from February 2006 to May 2006 and Senior Vice President, Data Management from July 2005 to February 2006. Mr. Burton joined Symantec through its acquisition of VERITAS Software Corporation. At VERITAS, Mr. Burton was Executive Vice President of the Data Management Group from July 2004 to February 2006 and Senior Vice President and Chief Marketing Officer from April 2002 to July 2004. From October 1995 to April 2002, Mr. Burton held senior management positions in marketing, product management and engineering at Oracle Corporation, an enterprise software company.

Mr. Burton’s employment agreement with Serena provides that Mr. Burton will become President and Chief Executive Officer of Serena and, upon nomination and election pursuant to Serena’s corporate governance requirements, a member of Serena’s Board of Directors. The employment agreement provides for an annual base salary of $525,000 to be paid on a semi-monthly basis. In addition, Mr. Burton will be eligible to receive an annual cash incentive bonus based on a target bonus of 100% of his base salary at 100% achievement of Serena’s annual EBITA target. The annual cash incentive plan will provide for a bonus payout of 200% of Mr. Burton’s target bonus at 115% achievement of the annual EBITA target. The annual incentive bonus will be calculated and paid out on an annual basis, and will be guaranteed at 100% for fiscal year 2008 provided that Mr. Burton’s employment with Serena continues on an uninterrupted basis through the fiscal year. The annual incentive bonus will be subject to the terms of Serena’s FY08 Executive Annual Incentive Plan, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference. The employment agreement also provides for a signing bonus of $200,000 to be paid within two weeks of the commencement of Mr. Burton’s employment with Serena.

In the event that Mr. Burton’s employment is terminated by Serena without cause or by Mr. Burton for good reason within the first 24 months of his employment with Serena, Mr. Burton will be entitled to the following severance benefits: (i) continuation of his base salary for a period of 24 months following the termination of his employment, payable over such period in accordance with Serena’s usual and customary payroll practices, (ii) payment of Mr. Burton’s annual target bonus over a two fiscal year period beginning with the fiscal year in which employment terminates, payable promptly following each such fiscal year, and (iii) continuation of Mr. Burton’s health coverage through the reimbursement of premiums under COBRA and, if COBRA coverage is no longer available, a comparable health plan, for a period of 24 months following the termination of employment. These severance benefits will be contingent upon Mr. Burton’s execution of a customary release of claims in favor of Serena and its affiliates and compliance with certain restrictive covenants, including customary non-competition and non-solicitation arrangements covering the duration of the salary continuation period.

Subject to approval by Serena’s Board of Directors, Mr. Burton will be granted stock options to purchase 2,500,000 shares of Serena’s common stock under Serena’s 2006 Stock Incentive Plan, of which 65% (1,625,000 shares) will be pursuant to the terms of Serena’s standard form of Time/Performance Option Agreement and 35% (875,000 shares) will be pursuant to the terms of Serena’s standard form of Time Option Agreement. The Time Option will vest as follows: 25% on the first anniversary of the date of grant and 1/48th each month thereafter. Vesting of the Time/Performance Option will be based on the level of achievement of EBITA targets over fiscal years 2008 through 2112. The exercise price of the stock options will be equal to the fair market value of Serena’s common stock on the date of grant, as determined by Serena’s Compensation Committee. Serena’s standard forms of Time Option Agreement and Time/Performance Option Agreement are filed as Exhibits 10.2 and 10.3 to this Current Report, the terms of which are incorporated herein by reference.

In connection with the appointment of Mr. Burton as Serena’s President and Chief Executive Officer, on February 21, 2007, Michael Capellas submitted to Serena’s Board of Directors his resignation as Serena’s Acting President and Chief Executive Officer, effective as of March 5, 2007.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1*	Form of Serena’s FY08 Executive Annual Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 000-25285) filed by Serena Software, Inc. with the Securities and Exchange Commission on February 23, 2007)

Exhibit 10.2*	Form of 2006 Stock Option Grant—Time Options (incorporated by reference to Exhibit 10.25 to the Registrant’s Registration Statement on Form S-4 (File No. 333-133641) filed by Serena Software, Inc. with the Securities and Exchange Commission on April 28, 2006)

Exhibit 10.3*	Form of 2006 Stock Option Grant—Time/Performance Options (incorporated by reference to Exhibit 10.26 to the Registrant’s Registration Statement on Form S-4 (File No. 333-133641) filed by Serena Software, Inc. with the Securities and Exchange Commission on April 28, 2006)

Exhibit 99.1	Press release of Serena Software, Inc., dated February 26, 2007

*	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Robert I. Pender
Name:	Robert I. Pender, Jr.
Title:	Senior Vice President Chief Financial Officer

Date: February 26, 2007

EXHIBIT INDEX

Exhibit 10.1*	Form of Serena’s FY08 Executive Annual Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 000-25285) filed by Serena Software, Inc. with the Securities and Exchange Commission on February 23, 2007)

Exhibit 10.2*	Form of 2006 Stock Option Grant—Time Options (incorporated by reference to Exhibit 10.25 to the Registrant’s Registration Statement on Form S-4 (File No. 333-133641) filed by Serena Software, Inc. with the Securities and Exchange Commission on April 28, 2006)

Exhibit 10.3*	Form of 2006 Stock Option Grant—Time/Performance Options (incorporated by reference to Exhibit 10.26 to the Registrant’s Registration Statement on Form S-4 (File No. 333-133641) filed by Serena Software, Inc. with the Securities and Exchange Commission on April 28, 2006)

Exhibit 99.1	Press release of Serena Software, Inc., dated February 26, 2007

*	Indicates a management contract or compensatory plan or arrangement.